INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

INCOME TAXES
Income from Continuing Operations Before Income Tax Expense by Category

years ended December 31 (in millions)	2020	2019	2018
United States	$(329)	$(586)	$7
International	1,621	1,556	1,610
Income from continuing operations before income taxes	$1,292	$970	$1,617
Income Tax Expense (Benefit) Related to Continuing Operations

years ended December 31 (in millions)	2020	2019	2018
Current
United States
Federal	$7	$8	$21
State and local	(7)	3	(1)
International	270	258	308
Current income tax expense	270	269	328
Deferred
United States
Federal	(99)	(140)	(228)
State and local	5	(29)	—
International	6	(141)	(35)
Deferred income tax expense (benefit)	(88)	(310)	(263)
Income tax expense (benefit)	$182	$(41)	$65
Deferred Tax Assets and Liabilities

as of December 31 (in millions)	2020	2019
Deferred tax assets
Accrued liabilities and other	$376	$209
Pension and other postretirement benefits	218	258
Tax credit and net operating loss carryforwards	905	928
Swiss tax reform net asset basis step-up	174	159
Operating lease liabilities	148	153
Valuation allowances	(454)	(420)
Total deferred tax assets	1,367	1,287
Deferred tax liabilities
Subsidiaries’ unremitted earnings	77	57
Long-lived assets and other	539	649
Operating lease right-of-use assets	146	152
Total deferred tax liabilities	762	858
Net deferred tax asset	$605	$429
At December 31, 2020, we had U.S. state operating loss carryforwards totaling $1.2 billion, U.S. federal operating loss carryforwards totaling $150 million and tax credit carryforwards totaling $430 million, which includes a U.S. foreign tax credit carryforward of $373 million. The U.S. federal and state operating loss and tax credit carryforwards expire between 2021 and 2040, with $38 million of the operating loss carryforwards having no expiration date.
At December 31, 2020, with respect to our operations outside the U.S., we had foreign operating loss carryforwards totaling $1.2 billion and foreign tax credit carryforwards totaling $18 million. The foreign operating loss carryforwards expire between 2021 and 2032 with $886 million having no expiration date. Substantially all of the foreign tax credit carryforwards have no expiration date.
Realization of the U.S. and foreign operating loss and tax credit carryforwards depends on generating sufficient future earnings. A valuation allowance of $454 million and $420 million was recognized as of December 31, 2020 and 2019, respectively, to reduce the deferred tax assets associated with net operating loss and tax credit carryforwards because we do not believe it is more likely than not that these assets will be fully realized prior to expiration. After evaluating the 2017 Tax Act and related U.S. Treasury Regulations, any elections or other opportunities that may be available, and the future expiration of certain U.S. tax provisions that will impact the utilization of our U.S. foreign tax credit carryforwards, management expects to be able to realize some, but not all, of the U.S. foreign tax credit deferred tax assets up to its overall domestic loss (ODL) balance plus other recurring and non-recurring foreign inclusions. Therefore, a valuation allowance of $157 million and $180 million was recognized with respect to the foreign tax credit carryforwards as of December 31, 2020 and 2019, respectively. We will continue to evaluate the need for additional valuation allowances and, as circumstances change, the valuation allowance may change.
As a result of Swiss tax reform legislation enacted during 2019, we recognized an $863 million net asset basis step-up that is amortizable as a tax deduction ratably over tax years 2025 through 2029. Accordingly, a deferred tax asset of $174 million and $159 million was recognized as of December 31, 2020 and 2019, respectively. We expect to realize some, but not all, of the Swiss deferred tax assets based principally on expected future earnings generated by the Swiss subsidiary during the period in which the tax basis will be amortized. Therefore, a valuation allowance of $72 million and $69 million was recognized on the Swiss deferred tax assets as of December 31, 2020 and 2019, respectively.
Income Tax Expense (Benefit) Reconciliation

years ended December 31 (in millions)	2020	2019	2018
Income tax expense at U.S. statutory rate	$271	$204	$340
Tax incentives	(169)	(140)	(161)
State and local taxes, net of federal benefit	(2)	(17)	5
Impact of foreign taxes	88	65	122
Swiss tax reform net asset basis step-up	—	(159)	—
Deferred tax revaluation due to 2017 Tax Act and foreign tax reform	—	(19)	(8)
Transition tax due to 2017 Tax Act	—	(16)	(5)
U.S. valuation allowance due to 2017 Tax Act	—	—	(194)
Other valuation allowances	8	110	21
Stock compensation windfall tax benefits	(27)	(54)	(40)
Research and development tax credits	(7)	(13)	(17)
Unutilized foreign tax credits	15	5	—
Other, net	5	(7)	2
Income tax expense (benefit)	$182	$(41)	$65

The enactment of the 2017 Tax Act created a territorial tax system that allows companies to repatriate certain foreign earnings without incurring additional U.S. federal tax by providing for a 100% dividend exemption. Under the dividend-exemption provision, 100% of the foreign-source portion of dividends paid by certain foreign corporations to a U.S. corporate stockholder are exempt from U.S. federal taxation. As a result of the U.S. change to a territorial tax system and the incurrence of the one-time transition tax charge, we plan to repatriate our foreign earnings that were previously considered indefinitely reinvested with the exception of approximately $243 million of accumulated earnings as of December 31, 2020 related to one of our foreign operations. Additional withholding taxes of $24 million would be incurred if such earnings were remitted currently.

Our tax provisions for 2020, 2019 and 2018 do not include any tax charges related to either the Base Erosion and Anti-Abuse Tax (BEAT) or Global Intangible Low Taxed Income (GILTI) provisions, except for the inability to fully utilize foreign tax credits against such GILTI. While we are not expecting to be subject to a tax charge under the 2017 Tax Act GILTI provisions in the near term, our accounting policy is to recognize this charge as a period cost.

Our effective income tax rate can differ from the 21% U.S. federal statutory rate due to a number of factors, including foreign rate differences, tax incentives, increases or decreases in valuation allowances and liabilities for uncertain tax positions and excess tax benefits on stock compensation awards.

In 2020, our effective tax rate was impacted favorably by geographic earnings mix and excess tax benefits on stock compensation awards.
In 2019, Switzerland and India enacted tax reform legislation that had a material impact on our effective tax rate. We recognized a deferred tax benefit of $90 million to reflect a tax basis step-up, net of a valuation allowance, partially offset by a $5 million deferred tax revaluation to reflect an increase in the statutory tax rate, under the newly enacted Swiss tax laws. We also recognized a net deferred tax benefit of $24 million associated with deferred tax revaluation in India to reflect a decrease in the statutory tax rate. Our effective tax rate was also favorably impacted by $57 million in 2019 related to a notional interest deduction on the share capital of a foreign subsidiary. The gross tax benefit of the deduction is included in the table above within impact of foreign taxes and the portion not expected to be realized is included within other valuation allowances.
In 2018, we completed our one-year measurement period adjustments to the 2017 Tax Act provisional amounts in accordance with SAB 118, which resulted in tax benefits comprised of the items described in the following paragraphs. These benefits were partially offset by the tax impact of non-deductible corrections of misstatements related to foreign exchange gains and losses for the year ended December 31, 2018 which are included above within the impact of foreign taxes.
The 2017 Tax Act reduced the U.S. statutory tax rate from 35% to 21% for years after 2017. In 2018, we collected all of the necessary data to complete our analysis of the effect of the 2017 Tax Act on the remeasurement of the underlying deferred taxes and recognized an additional deferred tax benefit of $8 million.
The 2017 Tax Act requires us to pay U.S. income taxes on accumulated foreign subsidiary earnings not previously subject to U.S. income tax at a rate of 15.5% to the extent of foreign cash and certain other net current assets and 8% on the remaining earnings. In 2018, after further study of the 2017 Tax Act and related U.S. Treasury Regulations, and further analysis of historical earnings and profits and tax pools, as well as refinements of the cash portion of the charge, which was provisional due to certain foreign subsidiaries with non-calendar tax year-ends, we reduced our one-time transitional tax expense by $5 million.
Additionally, the 2017 Tax Act changed the rules that enabled taxpayers to generate foreign source income related to export sales that were eligible to utilize foreign tax credits. After studying the 2017 Tax Act and related U.S. Treasury Regulations and evaluating any elections or other opportunities that may be available, we currently expect to be able to realize some, but not all, of the foreign tax credit deferred tax assets up to our ODL balance plus recurring and non-recurring foreign inclusions. Accordingly, we reduced our provisional foreign tax credit deferred tax asset valuation allowance and recognized a 2018 benefit of $194 million.
Unrecognized Tax Benefits
We classify interest and penalties associated with income taxes in income tax expense (benefit) within the consolidated statements of income. Net interest and penalties recognized were not significant during 2020, 2019 and 2018. The liability recognized related to interest and penalties was $17 million and $21 million as of December 31, 2020 and 2019, respectively. The total amount of gross unrecognized tax benefits that, if recognized, would impact the effective tax rate are $48 million, $70 million and $84 million as of December 31, 2020, 2019 and 2018, respectively.
The following table is a reconciliation of our unrecognized tax benefits, including those related to discontinued operations, for the years ended December 31, 2020, 2019 and 2018.

as of and for the years ended (in millions)	2020	2019	2018
Balance at beginning of the year	$111	$127	$108
Increase associated with tax positions taken during the current year	8	8	33
Increase (decrease) associated with tax positions taken during a prior year	(1)	(3)	13
Settlements	(18)	(20)	(5)
Decrease associated with lapses in statutes of limitations	(10)	(1)	(22)
Balance at end of the year	$90	$111	$127
Of the gross unrecognized tax benefits, $47 million and $62 million were recognized as liabilities in the consolidated balance sheets as of December 31, 2020 and 2019, respectively. We have recognized net indemnification receivables from Baxalta in the amount of $2 million, $6 million and $6 million as of December 31, 2020, 2019 and 2018, respectively, related to the unrecognized tax benefits for which we are the primary obligor but economically relate to Baxalta operations.
Tax Incentives
We have received tax incentives in Puerto Rico, Switzerland, Dominican Republic, Costa Rica and Thailand. The financial impact of the reductions as compared to the statutory tax rates is indicated in the income tax expense reconciliation table above. The tax reductions as compared to the local statutory rate favorably impacted earnings per diluted share from continuing operations by $0.33 in 2020, $0.27 in 2019, and $0.29 in 2018. The above grants provide that our manufacturing operations are and will be partially exempt from local taxes with varying expirations from 2025 to 2029.
Examinations of Tax Returns
As of December 31, 2020, we had ongoing audits in the United States, Germany, United Kingdom, China and other jurisdictions. Tax years 2016 and forward remain under examination by the IRS and tax years 2012 and forward remain under examination by various foreign taxing authorities. We believe that it is reasonably possible that our gross unrecognized tax benefits will be reduced within the next 12 months by $5 million. While the final outcome of these matters is inherently uncertain, we believe we have made adequate tax provisions for all years subject to examination.